EXHIBIT 10.1

STATE OF NEVADA

ROSS MILLER Secretary of State	SCOTT W. ANDERSON Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

July 12, 2012

Job Number:                 C20120712-0504
Reference Number:
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State’s Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20120482975-50	Stock Split	1 Pages/1 Copies

Respectfully,
/s/ Ross Miller
ROSS MILLER Secretary of State

Certified By: Richard Sifuentes
Certificate Number: C20120712-0504
You may verify this certificate
online at http://www.nvsos.gov/

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov
	Filed in the office of	Document Number
	/s/ Ross Miller	20120482975-50
Filing Date and Time
Certificate of Change Pursuant to NRS 78.209	Ross Miller Secretary of State State of Nevada	07/12/2012 9:00 AM
Entity Number
E0103942008-8

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209
For Nevada Profit Corporations

1. Name of corporation:

TURBINE TRUCK ENGINES, INC.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

99,000,000 common stock, Par Value $.001
1,000,000 preferred stock, Par Value $.001

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

299,000,000 common stock, Par Value $.001
1,000,000 preferred stock, Par Value $.001

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

n/a

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

n/a

7. Effective date and time of filing: (optional)	Date:	Time:

8. Signature: (required)	(must not be later than 90 days after the certificate is filed)

/s/ [SIGNATURE]	President, CEO
Signature of Officer	Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Nevada Secretary of State Stock Split
This form must be accompanied by appropriate fees.	Revised: 8-31-11